Exhibit 10.1

SEVENTH Amendment

to

AMENDED AND RESTATED Loan and security agreement

This Seventh Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 25th day of April, 2018 by and between SILICON VALLEY BANK (“Bank”) and ASPEN AEROGELS, INC., a Delaware corporation (“Borrower”) whose address is 30 Forbes Road, Building B, Northborough, Massachusetts 01532.

Recitals

A.Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of September 3, 2014, as amended by that certain Consent and First Amendment to Amended and Restated Loan and Security Agreement dated as of August 19, 2016, as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of November 23, 2016, as further amended by that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of December 29, 2016, as further amended by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of January 27, 2017, as further amended by that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of September 27, 2017, and as further amended by that certain Consent and Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of January 25, 2018 (as amended, and as the same may from time to time be further amended, restated, amended and restated, modified and/or supplemented, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 6.9(a) (Financial Covenants).  Section 6.9(a) is amended in its entirety and replaced with the following:

“(a)EBITDA.  Borrower shall achieve, measured as of the end of each fiscal quarter during the following periods, EBITDA of at least (loss not worse than) the following for the following periods:

Period	Minimum EBITDA (maximum loss)
Trailing three (3) month period ending March 31, 2018	($5,000,000)
Trailing six (6) month period ending June 30, 2018	($8,000,000)
Trailing nine (9) month period ending September 30, 2018	($9,000,000)
Trailing twelve (12) month period ending December 31, 2018	($10,000,000)
Trailing three (3) month period ending March 31, 2019	($1,000,000)
Trailing six (6) month period ending June 30, 2019	($500,000)”

2.2Section 13 (Definitions).  The following term and its definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is April 28, 2019.

2.3Exhibit B (Compliance Certificate).  The Compliance Certificate attached to the Loan Agreement as Exhibit B is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Updated Perfection Certificate.  Borrower has delivered an updated Perfection Certificate dated as of the date hereof (the “Updated Perfection Certificate”), which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of January 26, 2017.  Borrower and Bank acknowledge and agree that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

6.No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

7. Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.Fees and Expenses.  Borrower agrees to promptly pay Bank, upon receipt of an invoice, Bank’s legal fees and expenses incurred in connection with this Amendment.

10.Effectiveness.  As a condition precedent to the effectiveness of this Amendment and the

Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Amendment, each in form and substance reasonably satisfactory to Bank:

10.1this Amendment duly executed on behalf of Borrower;

10.2the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by Guarantor;

10.3Bank shall have received copies, certified by a duly authorized officer of Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower as in effect on the date hereof, (ii) the resolutions of Borrower authorizing the execution and delivery of this Amendment, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower;

10.4a good standing certificate of Borrower and Guarantor, certified by the jurisdiction of incorporation of Borrower, dated as of a date no earlier than thirty (30) days prior to the date hereof;

10.5certified copies, dated as of a recent date, of financing statement and other lien searches of Borrower and Guarantor, as Bank may request and which shall be obtained by Bank, accompanied by written evidence (including any Uniform Commercial Code termination statements) that the Liens revealed in any such searched either (i) will be terminated prior to or in connection with this Amendment, or (ii) in the sole discretion of Bank, will constitute Permitted Liens;

10.6the Updated Perfection Certificate, duly executed by Borrower;

10.7evidence satisfactory to Bank that the insurance policies required for Borrower are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank;

10.8Borrower’s payment of a fully earned, non-refundable amendment fee in the amount of Fifty Thousand Dollars ($50,000), payable in full on the date hereof; and

10.9such other documents as Bank may reasonably request.

11.Post-Closing Requirement.  Within thirty (30) days after the date of this Amendment, Borrower shall deliver to Bank insurance endorsements showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank.  Failure to comply with foregoing requirement within the time period noted, or such longer period as Bank may agree in its sole discretion, shall constitute an Event of Default for which no grace or cure period shall apply.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
SILICON VALLEY BANK By: /s/ Danny Donovan Name: Danny Donovan Title: VP	ASPEN AEROGELS, INC. By: /s/ John F. Fairbanks Name: John F. Fairbanks Title: Chief Financial Officer

Schedule 1

ACKNOWELDGMENT OF AMENDMENT
AND REAFFIRMATION OF GUARANTY

Section 1.Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of the date hereof (“the “Amendment”).

Section 2.Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instruction delivered in connection herewith.

Section 3.Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of April 25, 2018.

GUARANTOR:	ASPEN AEROGELS RHODE ISLAND LLC

By: /s/John F. Fairbanks

Name: John F. Fairbanks

Title: Chief Financial Officer

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:
FROM:  ASPEN AEROGELS, INC.

The undersigned authorized officer of Aspen Aerogels, Inc. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended and in effect, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Quarterly financial statements	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 150 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, and Deferred Revenue reports	Monthly within 20 days	Yes No
Borrowing Base Reports and Inventory reports	15th and last Business Day of each month (monthly within 20 days when a Streamline Period is in effect) and with each request for a Credit Extension;	Yes No
Projections	FYE within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum EBITDA	*	$	Yes No
Minimum Adjusted Quick Ratio	1.25:1.00	:1.00	Yes No

*See Section 6.9(a)

Performance Pricing		Applies

Adjusted Quick Ratio at least 1.50:1.00

Prime + 0.75% (Eligible Accounts) or Prime + 1.25% (Eligible Foreign Accounts and Eligible Inventory); LIBOR + 3.75% (Eligible Accounts) or LIBOR +4.25% (Eligible Foreign Accounts  and Eligible Inventory)

Yes No
Adjusted Quick Ratio less than 1.50:1.00	Prime + 1.50% (Eligible Accounts); Prime + 2.00% (Eligible Foreign Accounts and Eligible Inventory)	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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ASPEN AEROGELS, INC. By: Name: Title:

BANK USE ONLY

Received by: _____________________
authorized signer

Date: _________________________

Verified: ________________________
authorized signer

Date: _________________________

Compliance Status:Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.EBITDA (Section 6.9(a))

Required:	Borrower shall achieve, measured as of the end of each fiscal quarter during the following periods, EBITDA of at least (loss not worse than) the following for the following periods:

Period	Minimum EBITDA (maximum loss)
Trailing three (3) month period ending March 31, 2018	($5,000,000)
Trailing six (6) month period ending June 30, 2018	($8,000,000)
Trailing nine (9) month period ending September 30, 2018	($9,000,000)
Trailing twelve (12) month period ending December 31, 2018	($10,000,000)
Trailing three (3) month period ending March 31, 2019	($1,000,000)
Trailing six (6) month period ending June 30, 2019	($500,000)

Actual:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1.The provision for income taxes	$
	2.Depreciation expense	$
	3.Amortization expense	$
	4.Net Interest Expense	$
	5.Non-cash stock compensation expense	$
	6.The sum of lines 1 through 5	$
C.	EBITDA (line A plus line B.6)

Is line C equal to or greater than $___________?

  No, not in compliance  Yes, in compliance

II.Minimum Adjusted Quick Ratio (Section 6.9(b))

Required:	Maintain at all times, to be certified to Bank monthly as of the last day of each month, an Adjusted Quick Ratio of at least 1.25 to 1.00.

Actual:

A.	Aggregate value of the unrestricted cash of Borrower maintained with Bank	$
B.	Aggregate value of accounts receivable of Borrower, net of allowances for bad debt	$
C.	Quick Assets (the sum of lines A and B)	$
D.	Aggregate value of Obligations to Bank	$
E.	Without duplication of line D, the aggregate value of liabilities of Borrower (including all Indebtedness) that matures within one (1) year, but excluding all Subordinated Debt	$
F.	Current Liabilities (the sum of lines D and E)	$
G.	Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue	$
H.	The Dollar Equivalent amount of all outstanding Letters of Credit	$
I.	Line F minus line G minus line H	$
J.	Adjusted Quick Ratio (line C divided by line I)	:1.00

Is line J equal to or greater than 1.25 to 1.00?

  No, not in compliance  Yes, in compliance